Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF FEBRUARY
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Michael Lynch                                                        CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                          MONTH: FEBRUARY 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                             BANK ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
AMOUNTS REPORTED SHOULD BE              NATIONAL        GROUP           GROUP           GROUP        TESSERACT GROUP     TESSERACT
PER THE DEBTOR'S BOOKS,                DEPOSITORY     DEPOSITORY        MEDICAL         PAYROLL         OPERATING         CHARTER
not per the bank statement           #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-978-8101    #022-922-6808
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --     (105,274.80)             --              --               --       775,650.74

RECEIPTS
 STUDENT FEES                         1,133,789.46      183,570.26
 CHARTER SCHOOL REVENUE                                                                                                   157,017.09
 ACCOUNTS RECEIVABLE                            --
 INTEREST                                                 1,332.19
 SALE OF ASSETS
 TRANSFERS IN FROM OTHER ACCOUNTS                     1,935,029.42       18,126.28      924,784.75       183,308.88         3,885.50
 OTHER (ATTACH LIST)

      TOTAL RECEIPTS                  1,133,789.46    2,119,931.87       18,126.28      924,784.75       183,308.88       160,902.59

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS                 --       21,579.30       18,126.28      430,158.98       156,420.78        67,649.77
 CAPITAL IMPROVEMENTS
 PRE-PETITION DEBT
 TRANSFERS TO OTHER DIP ACCOUNTS      1,133,789.46    1,376,219.91                                                        801,239.96
 PAYMENTS MADE FOR SUNRISE EDU                          468,567.09                      494,625.77        50,193.70
 OTHER (VOIDS)                                                                                           (23,305.60)

REORGANIZATION EXPENSES:
 ATTORNEY FEES
 ACCOUNTANT FEES
 OTHER PROFESSIONAL FEES
 U.S. TRUSTEE QUARTERLY FEE
 COURT COSTS
      TOTAL DISBURSEMENTS             1,133,789.46    1,866,366.30       18,126.28      924,784.75       183,308.88       868,889.73
                                      ------------    ------------       ---------      ----------       ----------       ----------
ACCOUNT BALANCE -
END OF MONTH                                    --      148,290.77              --              --               --        67,663.60
                                      ============    ============       =========      ==========       ==========       ==========

                                                                        BANK ACCOUNTS
                                     -------------------------------------------------------------------------------------
AMOUNTS REPORTED SHOULD BE               CHARTER       FIRST FEDERAL     CREDITOR         PETTY CASH
PER THE DEBTOR'S BOOKS,              EXTRACURRICULAR   CREDIT UNION       RESERVE       EAGAN MINNESOTA
not per the bank statement            #022-922-7442   #4002-0270-922   #052-980-2118   #1-801-9204-8049        TOTAL
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                        13,728.27        11,542.67              --             500.00         696,146.88

RECEIPTS
 STUDENT FEES                                                                                                 1,317,359.72
 CHARTER SCHOOL REVENUE                                                                                         157,017.09
 ACCOUNTS RECEIVABLE                                                                                                    --
 INTEREST                                                      83.93          540.12                              1,956.24
 SALE OF ASSETS                                                                                                         --
 TRANSFERS IN FROM OTHER ACCOUNTS                                         250,000.00                          3,315,134.83
 OTHER (ATTACH LIST)                                                                                                    --

      TOTAL RECEIPTS                             --            83.93      250,540.12                 --       4,791,467.88

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS                                                                                 693,935.11
 CAPITAL IMPROVEMENTS                                                                                                   --
 PRE-PETITION DEBT                                                                                                      --
 TRANSFERS TO OTHER DIP ACCOUNTS           3,885.50                                                           3,315,134.83
 PAYMENTS MADE FOR SUNRISE EDU.                                                                               1,013,386.56
 OTHER (VOIDS)                                                                                                  (23,305.60)

REORGANIZATION EXPENSES:
 ATTORNEY FEES                                                                                                          --
 ACCOUNTANT FEES                                                                                                        --
 OTHER PROFESSIONAL FEES                                                                                                --
 U.S. TRUSTEE QUARTERLY FEE                                                                                             --
 COURT COSTS                                                                                                            --
      TOTAL DISBURSEMENTS                  3,885.50               --              --                 --       4,999,150.90
                                          ---------        ---------      ----------             ------       ------------
ACCOUNT BALANCE -
END OF MONTH                               9,842.77        11,626.60      250,540.12             500.00         488,463.86
                                          =========        =========      ==========             ======       ============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                                                              4,999,150.90
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                                 (3,315,134.83)
  LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                                (1,013,386.56)
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                            -------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                           670,629.51
                                                                                                            =============

                       The Tesseract Group (excl. Sunrise)
                             Statement of Operations
                     For the Month Ending February 28, 2001

Revenue
Tuition and Fees Revenue                                         $   663,111.37
Charter Revenue                                                      205,485.75
Transportation Revenue                                                 1,475.53
Food Revenue                                                          15,343.75
Refunds/Returns                                                         (865.00)
Discounts                                                             (3,638.21)
                                                                 --------------
Total Revenue                                                        880,913.19
                                                                 --------------
Operational Costs
Salaries and Wages                                                   378,147.61
Taxes and Benefits                                                    42,902.30
Classroom Expenses                                                    15,246.26
Food Programs Expense                                                 16,503.83
Transportation Expenses                                                1,667.11
Maintenance Expense                                                   21,781.27
Insurance Expense                                                      5,801.58
Internet Expense                                                             --
Rent Expense                                                          70,042.66
Security Services Expense                                                763.03
Personal Property Tax Expense                                            299.37
Real Property Tax Expense                                             16,088.31
Utilities Expense                                                      5,029.47
                                                                 --------------
Total Operational Costs                                              574,272.80
                                                                 --------------
General & Administrative Costs
Advertising, Mktg, Promo Exp                                           1,323.84
Audit & Tax Expense                                                          --
Bad Debt Expense                                                      20,660.62
Bank Charges/Processing Fees-A                                         4,874.83
Computer/Technology Expense                                                  --
Consultant Fees Expense                                                      --
Investor Relations Expense                                                   --
Licenses & Fees Expense                                                4,230.00
Office/School Supplies Expense                                         3,494.59
Penalties & Late Fees Expense                                            138.30
Postage and Printing Expense                                           4,938.75
Pre-Employment Expense                                                   250.00
Telephone Expense                                                      8,432.80
Travel Expense                                                           250.90
Closed School Expense                                                        --
Corporate Overhead                                                   252,113.05
Corporate Overhead Allocated to Sunrise                             (126,057.00)
Other Expenses                                                            72.16
                                                                 --------------
Total General and Administrative Expenses                            174,722.84
                                                                 --------------
Gain/Loss on Sales of Fixed Assets                                           --
Other Expense                                                             42.38
Interest Expense                                                     (73,014.61)
                                                                 --------------
Net Interest and Other Income (Expense)                              (72,972.23)
                                                                 --------------
Depreciation Expense                                                  63,557.72
                                                                 --------------
Total Depreciation and Amortization                                   63,557.72
                                                                 --------------
Reorganization Expenses
Professional Fees                                                      7,141.27
Professional Fees Allocated to Sunrise                                (3,571.00)
                                                                 --------------
Total Reorganization Expenses                                          3,570.27
                                                                 --------------
Net Income                                                       $    (8,182.67)
                                                                 ==============

                       The Tesseract Group (excl. Sunrise)
                                  Balance Sheet
                                February 28, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                        $   891,606.54
Accounts Receivable, net                                             184,658.69
Note Receivable from Nobel                                                   --
Prepaid Rent                                                          70,016.22
Other Prepaid Expenses                                               515,464.52
                                                                 --------------

Total Current Assets                                               1,661,745.97

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                        4,363,830.95
Deposits and Other Assets                                          1,498,951.39
                                                                 --------------

Total Assets                                                     $26,496,352.57
                                                                 ==============
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    70,250.82
Accrued Payroll and Benefits                                       1,106,494.35
Accrued Payroll Taxes                                                 62,538.93
Deferred Revenue and Tuition Deposits                              1,577,188.79
                                                                 --------------

Total Current Liabilities                                          2,816,472.89
                                                                 --------------
Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   4,008,631.27
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,005,573.81
Long-Term Debt                                                     3,056,897.74
                                                                 --------------

Total Pre-Petition Liabilities                                    17,785,425.47
                                                                 --------------
Due to Sunrise                                                       877,563.43
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                 --------------

Total Long-Term Liabilities                                        1,395,662.29
                                                                 --------------

Total Liabilities                                                 21,997,560.65
                                                                 --------------
Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,286,216.15
Post Petition Retained Deficit                                      (787,424.23)
                                                                 --------------

Total Shareholders' Equity                                         4,498,791.92
                                                                 --------------

Total Liabilities and Shareholders' Equity                       $26,496,352.57
                                                                 ==============

CASE NUMBER: B-00-10938-ECF-RTB                      STATUS OF ASSETS

                                                         0-30    31-60     60+
ACCOUNTS RECEIVABLE                            TOTAL     DAYS     DAYS     DAYS
                                              -------   ------   ------   ------
TOTAL ACCOUNTS RECEIVABLE                     189,358   89,818   45,024   54,516
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE         4,699                      4,699
ACCOUNTS RECEIVABLE (NET)                     184,659   89,818   45,024   49,817


                                SCHEDULED                               CURRENT
FIXED ASSETS                     AMOUNT     ADDITIONS    DELETIONS      AMOUNT
                                 ------     ---------    ---------      ------

REAL PROPERTY                  1,867,408                              1,867,408

BUILDING IMPROVEMENTS/PLANT      846,395      16,066      271,474       590,987
ACCUMULATED DEPRECIATION        (136,823)    (20,785)     (74,873)      (82,735)
NET BUILDINGS/PLANT              709,573      (4,719)     196,601       508,252

EQUIPMENT                      5,466,149                1,737,146     3,729,003
ACCUMULATED DEPRECIATION      (2,404,930)   (365,604)    (921,719)   (1,848,815)
NET EQUIPMENT                  3,061,218    (365,604)     815,427     1,880,188

AUTOS & VEHICLES                 557,586                  222,162       335,424
ACCUMULATED DEPRECIATION        (259,791)    (51,219)     (83,570)     (227,440)
NET AUTOS & VEHICLES             297,795     (51,219)     138,592       107,984

NOTE: Reduction in assets due to sale of Paradise Valley and Ahwatukee private schools

CASE NUMBER: B-00-10938-ECF-RTB                           STATUS OF LIABILITIES
                                                          AND SENSITIVE PAYMENTS

      POSTPETITION
    UNPAID OBLIGATIONS            TOTAL        0-30     31-60   61-90     91+
    ----------------            ---------   ---------   -----   -----   ------
ACCOUNTS PAYABLE                   70,251      51,063   1,605   4,186   13,397
TAXES PAYABLE                      62,539      62,539
ACCRUED SALARIES AND BENEFITS   1,106,494   1,106,494
PREPAID TUITION AND DEPOSITS    1,577,189   1,577,189
SECURED DEBT
OTHER (ATTACH LIST)
                                ---------   ---------   -----   -----   ------
TOTAL POST-PETITION
 LIABILITIES                    2,816,473   2,797,285   1,605   4,186   13,397
                                =========   =========   =====   =====   ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                       INSIDERS
                                                        AMOUNT PD      TOTAL PD
NAME             REASON FOR PAYMENT                     THIS MONTH     TO DATE
----             ------------------                     ----------     -------
Lucian Spataro   Wages and Exp. Reimbursement            20,341.10    110,236.30
Ernie Recsetar   Wages                                          --     22,000.00
Michael Lynch    Wages and Exp. Reimbursement            14,164.23     72,686.86
Gary Lilyquist   Wages and Exp. Reimbursement            11,594.66     49,116.49
                                                         ---------    ----------
TOTAL PAYMENTS TO INSIDERS                               46,099.99    254,039.65
                                                         =========    ==========

                                  PROFESSIONALS

                        DATE OF COURT                         TOTAL
                      ORDER AUTHORIZING   AMOUNT   AMOUNT   TOTAL PAID  INCURRED
NAME                       PAYMENT       APPROVED   PAID      TO DATE   & UNPAID
----                       -------       --------   ----      -------   --------
NONE

CASE NUMBER: B-00-10938-ECF-RTB                              CASE STATUS

QUESTIONNAIRE
                                                                YES        NO
                                                                ---        --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 210

INSURANCE

                   CARRIER AND    PERIOD    EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY    POLICY NUMBER   COVERED     DATE          & FREQUENCY
--------------    -------------   -------     ----          -----------
Gen Liability     CLI0018811      3/1/00      3/1/01       39,208.72 /month
Auto Liability    BAP0708409      5/1/00      3/1/01       Included above
Excess Liability  UMI0000552      3/1/00      3/1/01       Included above
Workers Comp      307512-4       12/1/00    11/30/01       Pd Monthly as % of PR
Non-Owned Auto    59UUNGG2042     3/1/00      3/1/01       Included above


WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS

                                                                TOTAL FOR
                                                              FEBRUARY 2001
                                                             --------------

BEGINNING FUNDS AVAILABLE:                                   $   696,146.88
                                                             --------------

Cash In:      Telecheck                                      $   183,570.26
              Credit Card Deposit (Preschools)                   492,117.04
              Credit Card Deposit (Private)                       88,945.28
              Credit Card Deposit (Charter)                        1,575.00
              Regular Deposits (Preschools)                      412,125.51
              Regular Deposits (Private)                         165,500.48
              Regular Deposits (Charter)                           3,839.65
              Regular Deposits (Corporate)                         1,453.11
              Other  Deposit (Charter)                           157,017.09
              Interest                                             1,872.31
              Interest on LTC Acct                                    83.93
              Voids                                               23,305.60
                                                             --------------

Daily Cash In:                                               $ 1,531,405.26



Cash Out:     Preschool A/P                                  $   468,567.09
              Charter A/P                                         67,649.77
              Private A/P                                        106,227.07
              Corporate A/P                                      100,387.41
              TesseracT Payroll                                  327,153.65
              Preschool Payroll                                  494,625.77
              Charter Payroll                                    103,005.33
              College PR                                                 --
              Preschool NSF                                       31,766.61
              Medical Claims                                      18,126.28
              Banking Fees                                        21,579.30
              LTC Payment                                                --
              LTC Fees                                                   --
                                                             --------------

Daily Cash Out:                                              $ 1,739,088.28
                                                             --------------

Net Cash In/Out:                                             $  (207,683.02)
                                                             --------------

ENDING FUNDS AVAILABLE:                                      $   488,463.86
                                                             ==============

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                      $ 741,952.40
                                                                ------------

Cash In:      Credit Card Deposit (Private)                        88,945.28
              Credit Card Deposit (Charter)                         1,575.00
              Regular Deposits (Private)                          165,500.48
              Regular Deposits (Charter)                            3,839.65
              Regular Deposits (Corporate)                          1,453.11
              Other  Deposit (Charter)                            157,017.09
              Interest                                              1,956.24
                                                                ------------

Daily Cash In:                                                  $ 420,286.85

Cash Out:     Charter A/P                                          67,649.77
              Private A/P                                         106,227.07
              Corporate A/P                                       100,387.41
              Corporate A/P (allocated to Sunrise)                (50,193.71)
              TesseracT Payroll                                   327,153.65
              Charter Payroll                                     103,005.33
              Medical Claims                                       18,126.28
              Banking Fees                                         21,579.30
              Voids                                               (23,305.60)
                                                                ------------

Daily Cash Out:                                                 $ 670,629.50
                                                                ------------

Net Cash In/Out:                                                $(250,342.65)
                                                                ------------

ENDING FUNDS AVAILABLE:                                         $ 491,609.75
                                                                ------------

                                 Owned Charters
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

* Voided Checks

                                                                                              Audit
Check Number   Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code        Amount
------------   ---------       -----------------                ----------   ------------   ----------        ------
800050339      ORCPAR000-B     ORCUTT-WINSLOW PARTNERSHIP           2/5/01   OPERATING      PMCHK00000043    $4,000.00
800050340      MANLIF000-B     MANULIFE FINNANCIAL                  2/6/01   OPERATING      PMCHK00000044    $1,009.16
800050341      ARISCI000-B     ARIZONA SCIENCE CENTER               2/7/01   OPERATING      PMCHK00000045      $360.00
800050342      ARISCI000-B     ARIZONA SCIENCE CENTER               2/7/01   OPERATING      PMCHK00000046       $49.00
800050343      ATHIN0000-B     ATHLETES IN TRAINING                 2/8/01   OPERATING      PMCHK00000047    $3,600.00
800050344      CITPHO296-B     CITY OF PHOENIX  29690               2/8/01   OPERATING      PMCHK00000047        $4.88
800050345      CLS000000-B     CLS/CLEANWAY                         2/8/01   OPERATING      PMCHK00000047      $292.92
800050346      CRAMAR000-B     CRAWFORD,ANN MARIE                   2/8/01   OPERATING      PMCHK00000047      $203.85
800050347      DATSPE000-B     DATASPEAK SYSTEMS, INC.              2/8/01   OPERATING      PMCHK00000047    $1,766.57
800050348      DESOUT000-B     DESERT OUTDOOR CENTER                2/8/01   OPERATING      PMCHK00000047       $76.00
800050349      GREARI000-B     GREAT ARIZONA PUPPET THEATER         2/8/01   OPERATING      PMCHK00000047      $224.00
800050350      HOULAR000-B     HOUGLAND, LARRY                      2/8/01   OPERATING      PMCHK00000047       $55.00
800050351      HUGCAL000-B     HUGHES-CALIHAN                       2/8/01   OPERATING      PMCHK00000047      $988.59
800050352      HUNLIL000-B     HUNT, LILLIAN                        2/8/01   OPERATING      PMCHK00000047       $18.60
800050353      MOOJEN000-B     MOORE, JENNIFER                      2/8/01   OPERATING      PMCHK00000047      $500.00
800050354      OUTAFR000-B     OUT of AFRICA                        2/8/01   OPERATING      PMCHK00000047      $288.00
800050355      PROONE000-B     PROTECTION ONE - AZ                  2/8/01   OPERATING      PMCHK00000047      $141.19
800050356      PROUSA000-B     PROFORCE USA                         2/8/01   OPERATING      PMCHK00000047       $75.00
800050357      PURPOW000-B     PURCHASE POWER                       2/8/01   OPERATING      PMCHK00000047      $344.00
800050358      RUTNOR000-B     RUTH NORRIS RYAN                     2/8/01   OPERATING      PMCHK00000047      $600.00
800050359      SCHJAC000-B     SCHMIDT, JACKIE                      2/8/01   OPERATING      PMCHK00000047       $57.85
800050360      SOUGAS000-B     SOUTHWEST GAS CORPORATION            2/8/01   OPERATING      PMCHK00000047      $505.57
800050361      THUMOU000-B     THUNDER MOUNTAIN CLEANING SERV       2/8/01   OPERATING      PMCHK00000047    $2,655.05
800050362      MANLIF000-B     MANULIFE FINNANCIAL                 2/14/01   OPERATING      PMCHK00000048      $314.21
800050365      AT&T78522-B     AT&T - 78522                        2/21/01   OPERATING      PMCHK00000050      $136.84
800050366      CAMCLA000-B     CLAUDIA CAMACHO                     2/21/01   OPERATING      PMCHK00000050       $37.20
800050367      CT0COR000-B     CT CORPORATION SYSTEM               2/21/01   OPERATING      PMCHK00000050      $255.00
800050368      DUBDAW000-B     DAWN DUBELBEIS                      2/21/01   OPERATING      PMCHK00000050       $52.70
800050369      KP0LIM000-B     KP LIMITED INC                      2/21/01   OPERATING      PMCHK00000050      $672.35
800050370      SRPFIN000-B     SRP                                 2/21/01   OPERATING      PMCHK00000050      $144.26
800050371      THEREH000-B     THERAPY REHABILITATION SERVICE      2/21/01   OPERATING      PMCHK00000050    $2,355.00
800050372      APS200000-B     APS - 2907                          2/26/01   OPERATING      PMCHK00000051    $1,445.56
800050373      ARC000000-B     ARC                                 2/26/01   OPERATING      PMCHK00000051      $275.34
800050374      ATHTRA001-B     ATHLETES IN TRAINING-SOUTHERN       2/26/01   OPERATING      PMCHK00000051    $1,320.00
800050375      CAMCLA000-B     CLAUDIA CAMACHO                     2/26/01   OPERATING      PMCHK00000051       $24.80
800050376      CITPHOWAT-B     CITY OF PHOENIX (WATER SVCS)29      2/26/01   OPERATING      PMCHK00000051      $231.31
800050377      CITSIEVI2-B     CITY OF SIERRA VISTA                2/26/01   OPERATING      PMCHK00000051      $174.57
800050378      CLS000000-B     CLS/CLEANWAY                        2/26/01   OPERATING      PMCHK00000051      $292.92
800050379      DISSCH000-B     DISCOUNT SCHOOL SUPPLY              2/26/01   OPERATING      PMCHK00000051       $87.73
800050380      GON000001-B     GONZALES,RUTH                       2/26/01   OPERATING      PMCHK00000051       $34.74
800050381      HUNLIL000-B     HUNT, LILLIAN                       2/26/01   OPERATING      PMCHK00000051       $24.80

                                 Owned Charters
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

* Voided Checks

                                                                                              Audit
Check Number   Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code        Amount
------------   ---------       -----------------                ----------   ------------   ----------        ------
800050382      IKOOFF003-B     IKON OFFICE SOLUTIONS (CA)          2/26/01   OPERATING      PMCHK00000051    $1,944.06
800050383      KP0LIM000-B     KP LIMITED INC                      2/26/01   OPERATING      PMCHK00000051    $1,914.75
800050384      MARCNT000-B     MARICOPA CNTY ENVIROMENTAL SER      2/26/01   OPERATING      PMCHK00000051       $75.00
800050385      SRPFIN000-B     SRP                                 2/26/01   OPERATING      PMCHK00000051      $144.26
800050386      TERINT000-B     TERMINEX INTERNATIONAL              2/26/01   OPERATING      PMCHK00000051       $50.00
800050387      THEREH000-B     THERAPY REHABILITATION SERVICE      2/26/01   OPERATING      PMCHK00000051    $3,285.00
800050388      U0CWIN000-B     U-C WINDOW CLEANING                 2/26/01   OPERATING      PMCHK00000051      $146.28
800050389      US0WES003-B     US WEST COMMUNICATIONS-29060        2/26/01   OPERATING      PMCHK00000051      $371.36
800050390      WASMAN001-B     WASTE MANAGEMENT OF ARIZONA         2/26/01   OPERATING      PMCHK00000051      $212.36
800050391      WELFAR001-B     WELLS FARGO FIN/HUGHES CALIHAN      2/26/01   OPERATING      PMCHK00000051      $448.31
800050392      WELFAR002-B     WELLS FARGO                         2/27/01   OPERATING      PMCHK00000052      $276.62
800050393      FIRWES000-B     FIRST WEST PROPERTIES               2/28/01   OPERATING      PMCHK00000053   $16,054.21
800050636      ARISCI000-B     ARIZONA SCIENCE CENTER              2/15/01   OPERATING      PMCHK00000049      $126.00
800050637      CHALEA000-B     CHALLENGER LEARNING CTR             2/15/01   OPERATING      PMCHK00000049      $208.00
                                                                                                            ----------
Total Checks: 55                                                                Total Amount of Checks:     $50,950.77
                                                                                                            ==========

                               Corporate Company
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                              Audit
Check Number   Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code         Amount
------------   ---------       -----------------                ----------   ------------   ----------         ------
200012454      SPA000000-B     SPATARO,LUCIAN                       2/1/01   OPERATING2     PMCHK00000174      $215.45
200012455      ALLFOO009-B     ALLIANT FOODSERVICE - MN             2/2/01   OPERATING2     PMCHK00000175      $970.96
200012456      LYN000000-B     LYNCH,MICHAEL                        2/6/01   OPERATING2     PMCHK00000176       $93.62
200012457      MAN FIN000-B    MANULIFE FINANCIAL                   2/6/01   OPERATING2     PMCHK00000176    $8,647.48
200012458      SNELDO000-B     DOUG SNELL                           2/6/01   OPERATING2     PMCHK00000176      $230.40
200012459      SPEINC000-B     SPECTERA, INC.                       2/6/01   OPERATING2     PMCHK00000176    $4,463.85
200012460      AICRED000-B     A.I. CREDIT CORP.                    2/8/01   OPERATING2     PMCHK00000177   $10,529.51
200012461      CONPLAS000-B    CONSOLIDATED PLASTICS                2/8/01   OPERATING2     PMCHK00000177       $64.81
200012462      FEDEXP000-B     FEDERAL EXPRESS                      2/8/01   OPERATING2     PMCHK00000177      $532.64
200012463      GECAP0003-B     GE CAPITAL                           2/8/01   OPERATING2     PMCHK00000177       $30.02
200012464      IKOOFF003-B     IKON OFFICE SOLUTIONS (CA)           2/8/01   OPERATING2     PMCHK00000177      $192.86
200012465      LANMAR000-B     MARK LANE                            2/8/01   OPERATING2     PMCHK00000177      $115.60
200012466      NOP000000-B     NOPPENBERG,KAREN                     2/8/01   OPERATING2     PMCHK00000177       $58.43
200012467      Q0MINC000-B     Q-MATRIX INC                         2/8/01   OPERATING2     PMCHK00000177      $174.50
200012468      RIVJUD000-B     JUDI RIVERA                          2/8/01   OPERATING2     PMCHK00000177       $14.08
200012469      SIESPR000-B     SIERRA SPRINGS                       2/8/01   OPERATING2     PMCHK00000177       $49.98
200012470      SPA000000-B     SPATARO,LUCIAN                       2/8/01   OPERATING2     PMCHK00000177      $270.51
200012471      US0WES003-B     US WEST COMMUNICATIONS-29060         2/8/01   OPERATING2     PMCHK00000177      $316.41
200012472      WELFAR003-B     WELLS FARGO (MN)                     2/8/01   OPERATING2     PMCHK00000177      $820.01
200012473      MAN FIN000-B    MANULIFE FINANCIAL                  2/12/01   OPERATING2     PMCHK00000178      $541.48
200012474      SPA000000-B     SPATARO,LUCIAN                      2/12/01   OPERATING2     PMCHK00000178      $139.18
200012475      ADAROA000-B     ADAM ROACH                          2/13/01   OPERATING2     PMCHK00000179      $510.00
200012476      AMESTU000-B     AMERICAN STUDENT TRANSPORTATIO      2/13/01   OPERATING2     PMCHK00000179      $846.75
200012477      APS200000-B     APS - 2907                          2/13/01   OPERATING2     PMCHK00000179    $6,724.09
200012478      CITPHOWAT-B     CITY OF PHOENIX (WATER SVCS)29      2/13/01   OPERATING2     PMCHK00000179       $22.76
200012479      CON000000-B     CONCENTRA                           2/13/01   OPERATING2     PMCHK00000179      $130.00
200012480      CULWAT000-B     CULLIGAN WATER COND                 2/13/01   OPERATING2     PMCHK00000179      $205.06
200012481      DANKID000-B     DANCERCISE KIDS                     2/13/01   OPERATING2     PMCHK00000179      $104.00
200012482      GALBRI000-B     BRIAN GALLAGHER                     2/13/01   OPERATING2     PMCHK00000179    $1,268.86
200012483      GECAP0003-B     GE CAPITAL                          2/13/01   OPERATING2     PMCHK00000179    $1,249.44
200012484      JL0HAM000-B     JL HAMMETT CO-  NO                  2/13/01   OPERATING2     PMCHK00000179      $140.21
200012485      LYN000000-B     LYNCH,MICHAEL                       2/13/01   OPERATING2     PMCHK00000179      $161.24
200012486      NAIJOE000-B     JOE JOE NAIR                        2/13/01   OPERATING2     PMCHK00000179      $865.00
200012487      NORSTA000-B     NORTHERN STATES POWER               2/13/01   OPERATING2     PMCHK00000179    $3,266.03
200012488      PARWAS000-B     PARADISE WASTE SERVICES             2/13/01   OPERATING2     PMCHK00000179      $184.73
200012489      PEONAT000-B     PEOPLES NATURAL GAS                 2/13/01   OPERATING2     PMCHK00000179    $1,130.34
200012490      PROONE000-B     PROTECTION ONE - AZ                 2/13/01   OPERATING2     PMCHK00000179      $141.85
200012491      ROSOLI000-B     OLIVER ROSS                         2/13/01   OPERATING2     PMCHK00000179    $2,107.78
200012492      SAGTEC000-B     SAGEBRUSH TECHNOLOGIES              2/13/01   OPERATING2     PMCHK00000179      $350.00
200012493      SHAFOO000-B     SHAMROCK FOODS COMPANY              2/13/01   OPERATING2     PMCHK00000179      $114.73
200012494      SLAJAC000-B     JACK SLATE                          2/13/01   OPERATING2     PMCHK00000179      $327.80
200012495      STATRI000-B     STAR TRIBUNE                        2/13/01   OPERATING2     PMCHK00000179    $1,334.80
200012496      STO000000-B     STONE,LONN                          2/13/01   OPERATING2     PMCHK00000179       $10.02
200012497      TAHINC000-B     TAHER, INC                          2/13/01   OPERATING2     PMCHK00000179    $4,653.84
200012498      TESAPR000-B     APRYL TESCH #140                    2/13/01   OPERATING2     PMCHK00000179      $216.29
200012499      TOPCUT000-B     TOP CUT SEASONAL CARE CO            2/13/01   OPERATING2     PMCHK00000179    $1,379.69
200012500      US0WES003-B     US WEST COMMUNICATIONS-29060        2/13/01   OPERATING2     PMCHK00000179      $843.03
200012501      VANPAP000-B     VAN PAPER COMPANY                   2/13/01   OPERATING2     PMCHK00000179      $687.11
200012502      WASMAN002-B     WASTE MANAGEMENT-SAVAGE MN          2/13/01   OPERATING2     PMCHK00000179      $499.75
200012503      WELBAN000-B     WELLS FARGO BANK                    2/13/01   OPERATING2     PMCHK00000179    $1,924.00
200012504      WILRAL000-B     RALPH WILKINS                       2/13/01   OPERATING2     PMCHK00000179      $112.00
200012505      WISBAR000-B     BARRY WISS                          2/13/01   OPERATING2     PMCHK00000179    $2,857.56
200012506      YATJEF000-B     JEFFERY YATES                       2/13/01   OPERATING2     PMCHK00000179    $1,281.10
200012507      LYN000000-B     LYNCH,MICHAEL                       2/13/01   OPERATING2     PMCHK00000180       $40.17
200012508      WELBAN000-B     WELLS FARGO BANK                    2/13/01   OPERATING2     PMCHK00000180   $23,997.00
200012509      HARBRA001-B     HARCOURT BRACE FL                   2/13/01   OPERATING2     PMCHK00000181    $4,544.82
200012510      PHIRIC000-B     RICHARD PHILLIPS                    2/13/01   OPERATING2     PMCHK00000181    $1,075.00
200012513      DOCTEC000-B     DOCUMENT TECHNOLOGIES               2/14/01   OPERATING2     PMCHK00000182    $4,688.90
200012514      MAN FIN000-B    MANULIFE FINANCIAL                  2/14/01   OPERATING2     PMCHK00000183    $6,356.22

                               Corporate Company
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                              Audit
Check Number   Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code         Amount
------------   ---------       -----------------                ----------   ------------   ----------         ------
200012515      LILJ.0000-B     LILYQUIST, J. GARY                  2/15/01   OPERATING2     PMCHK00000184      $321.08
200012516      SHE000000-B     SHEARER,DAN                         2/15/01   OPERATING2     PMCHK00000184      $270.72
200012517      SHUSTO000-B     SHURGARD STORAGE                    2/15/01   OPERATING2     PMCHK00000184      $611.82
200012518      COPPRI000-B     COPYFAST PRINTING CENTER            2/16/01   OPERATING2     PMCHK00000185      $292.91
200012519      OKEMIC000-B     MICHAEL O'KEEFE                     2/16/01   OPERATING2     PMCHK00000185       $46.00
200012522      EDUINV000-B     EDUCATION PROPERTY INVESTORS        2/16/01   OPERATING2     PMPAY00000014   $16,769.09
200012523      SNELDO000-B     DOUG SNELL                          2/20/01   OPERATING2     PMCHK00000186      $464.65
200012524      SPA000000-B     SPATARO,LUCIAN                      2/20/01   OPERATING2     PMCHK00000186      $201.86
200012527      ALLFOO009-B     ALLIANT FOODSERVICE - MN            2/21/01   OPERATING2     PMCHK00000188      $277.64
200012528      AMEPRI000-B     AMERIPRIDE LINEN AND APPAREL        2/21/01   OPERATING2     PMCHK00000188       $75.19
200012529      AT&T78522-B     AT&T - 78522                        2/21/01   OPERATING2     PMCHK00000188       $18.40
200012530      BRIGAR000-B     BRIN, GARY                          2/21/01   OPERATING2     PMCHK00000188      $100.00
200012531      CITSCOUTI-B     CITY OF SCOTTSDALE-UTILITIES        2/21/01   OPERATING2     PMCHK00000188      $465.60
200012532      COSWHO000-B     COSTCO WHOLESALE - HRS USA          2/21/01   OPERATING2     PMCHK00000188       $40.00
200012533      CT0COR000-B     CT CORPORATION SYSTEM               2/21/01   OPERATING2     PMCHK00000188      $195.00
200012534      FEDEXP000-B     FEDERAL EXPRESS                     2/21/01   OPERATING2     PMCHK00000188       $88.94
200012535      HUE000000-B     HUEBSCH                             2/21/01   OPERATING2     PMCHK00000188      $214.20
200012536      KP0LIM000-B     KP LIMITED INC                      2/21/01   OPERATING2     PMCHK00000188    $1,431.26
200012537      PARWAS000-B     PARADISE WASTE SERVICES             2/21/01   OPERATING2     PMCHK00000188      $135.30
200012538      TRINEW000-B     TRIBUNE NEWSPAPERS                  2/21/01   OPERATING2     PMCHK00000188      $552.19
200012540      LYN000000-B     LYNCH,MICHAEL                       2/21/01   OPERATING2     PMCHK00000190      $216.00
200012542      FOR000000-B     FORTIS                              2/23/01   OPERATING2     PMCHK00000192    $8,161.06
200012543      LILJ.0000-B     LILYQUIST, J. GARY                  2/23/01   OPERATING2     PMCHK00000192      $465.92
200012544      ARC000000-B     ARC                                 2/26/01   OPERATING2     PMCHK00000193      $994.00
200012545      AT&TWIR06-B     AT&T WIRELESS SERVICES-PHOENIX      2/26/01   OPERATING2     PMCHK00000193    $4,854.77
200012546      FEDEXP000-B     FEDERAL EXPRESS                     2/26/01   OPERATING2     PMCHK00000193      $663.94
200012547      GECAP0003-B     GE CAPITAL                          2/26/01   OPERATING2     PMCHK00000193      $887.43
200012548      IKOOFF003-B     IKON OFFICE SOLUTIONS (CA)          2/26/01   OPERATING2     PMCHK00000193      $388.62
200012549      IMPFIN000-B     IMPERIAL FINANCIAL PRINTING         2/26/01   OPERATING2     PMCHK00000193      $682.50
200012550      PARBIL000-B     PARKS, BILL                         2/26/01   OPERATING2     PMCHK00000193       $16.00
200012551      SHE000000-B     SHEARER,DAN                         2/26/01   OPERATING2     PMCHK00000193    $1,500.00
200012552      UNIPAR000-B     UNITED PARCEL SERVICE-UPS           2/26/01   OPERATING2     PMCHK00000193      $107.49
200012553      US0WES003-B     US WEST COMMUNICATIONS-29060        2/26/01   OPERATING2     PMCHK00000193      $313.40
200012554      USTRUS000-B     US TRUSTEE PROGRAM PMT CTR          2/26/01   OPERATING2     PMCHK00000193      $500.00
200012555      ADAROA000-B     ADAM ROACH                          2/26/01   OPERATING2     PMCHK00000194      $675.00
200012556      ALLFOO008-B     ALLIANT FOODSERVICE - AZ            2/26/01   OPERATING2     PMCHK00000194    $1,005.63
200012557      ALLFOO009-B     ALLIANT FOODSERVICE - MN            2/26/01   OPERATING2     PMCHK00000194      $770.76
200012558      AMELIN000-B     AMERIPRIDE LINEN AND APPAREL        2/26/01   OPERATING2     PMCHK00000194       $21.48
200012559      CITPHOWAT-B     CITY OF PHOENIX (WATER SVCS)29      2/26/01   OPERATING2     PMCHK00000194      $309.36
200012560      CULWAT000-B     CULLIGAN WATER COND                 2/26/01   OPERATING2     PMCHK00000194       $99.84
200012561      DANKID000-B     DANCERCISE KIDS                     2/26/01   OPERATING2     PMCHK00000194      $286.00
200012562      FAMTIM000-B     FAMILY TIMES, INC.                  2/26/01   OPERATING2     PMCHK00000194      $649.90
200012563      GLEGYM000-B     GLEASON'S GYMNASTIC SCHOOL          2/26/01   OPERATING2     PMCHK00000194      $504.00
200012564      GRELEA000-B     GREATAMERICA LEASING CORP           2/26/01   OPERATING2     PMCHK00000194    $3,999.60
200012565      IKOOFF003-B     IKON OFFICE SOLUTIONS (CA)          2/26/01   OPERATING2     PMCHK00000194      $249.82
200012566      KP0LIM000-B     KP LIMITED INC                      2/26/01   OPERATING2     PMCHK00000194    $4,801.00
200012567      KUP000000-B     KUPPER,KATHLEEN                     2/26/01   OPERATING2     PMCHK00000194      $162.00
200012568      LILFLI000-B     L'IL FLIPSTERS GYMNASTICS           2/26/01   OPERATING2     PMCHK00000194    $1,125.00
200012569      MINHEA000       MINNESOTA DEPT. OF HEALTH           2/26/01   OPERATING2     PMCHK00000194      $155.00
200012570      NES000000-B     NESTER,ELAINE                       2/26/01   OPERATING2     PMCHK00000194      $195.02
200012571      NOBSCH000-B     NOBEL SCHOOL MGMT SVC               2/26/01   OPERATING2     PMCHK00000194    $7,965.00
200012572      PBC000000-B     PBCC                                2/26/01   OPERATING2     PMCHK00000194      $767.64
200012573      QBFSOL000-B     QBF SOLUTIONS BEYOND PRINT          2/26/01   OPERATING2     PMCHK00000194      $403.22
200012574      SHAFOO000-B     SHAMROCK FOODS COMPANY              2/26/01   OPERATING2     PMCHK00000194      $109.48
200012575      TAHINC000-B     TAHER, INC                          2/26/01   OPERATING2     PMCHK00000194    $5,895.30

                               Corporate Company
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                              Audit
Check Number   Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code         Amount
------------   ---------       -----------------                ----------   ------------   ----------         ------
200012576      TNTCLE000-B     TNT CLEANING                        2/26/01   OPERATING2     PMCHK00000194    $3,270.00
200012577      TUMTOW000-B     TUMBLE TOWN GYMNASTICS              2/26/01   OPERATING2     PMCHK00000194      $590.00
200012578      U0CWIN000-B     U-C WINDOW CLEANING                 2/26/01   OPERATING2     PMCHK00000194      $275.00
200012579      UNIGLA000       UNITED GLASS                        2/26/01   OPERATING2     PMCHK00000194      $390.00
200012580      US0WES003-B     US WEST COMMUNICATIONS-29060        2/26/01   OPERATING2     PMCHK00000194      $358.54
200012581      US0WES007-B     US WEST DEX-334                     2/26/01   OPERATING2     PMCHK00000194      $665.66
200012582      US0WES008-B     US WEST INTERPRISE-3400             2/26/01   OPERATING2     PMCHK00000194      $373.33
200012583      VANPAP000-B     VAN PAPER COMPANY                   2/26/01   OPERATING2     PMCHK00000194      $607.32
200012584      WAMCHA000-B     CHANDA WAMPLER                      2/26/01   OPERATING2     PMCHK00000194       $31.92
200012585      US0WES003-B     US WEST COMMUNICATIONS-29060        2/26/01   OPERATING2     PMCHK00000195    $1,067.04
200012586      MAN FIN000-B    MANULIFE FINANCIAL                  2/26/01   OPERATING2     PMCHK00000196    $5,959.26
200012587      EDUCOR000-B     EDUCORP PROPERTIES, INC             2/28/01   OPERATING2     PMCHK00000197   $32,837.63
                                                                                                           -----------
Total Checks: 126                                                              Total Amount of Checks:     $223,722.48
                                                                                                           ===========

                                       14